Q4 2012 Earnings Press Release Supplement January 17, 2013 Exhibit 99.2

Important Notes
This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the
Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations.  Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,”
“pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,”
“remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,”
“could,” “may” and similar expressions.
BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements.  Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.
In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission (“SEC”) reports and those identified elsewhere in this presentation the following factors, among others, could cause actual results to differ materially from forward-
looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies;
(2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management;
(3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition;
(5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property and information security protection; (9) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street
Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to
BlackRock or The PNC Financial Services Group, Inc. (“PNC”); (10) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock;
(11) the ability to attract and retain highly talented professionals; (12) fluctuations in the carrying value of BlackRock’s economic investments; (13) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (14) BlackRock’s success in maintaining the distribution of its products; (15) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (16) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.
This presentation also includes non-GAAP financial measures.  You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations in the appendix to this earnings release supplement, our current earnings release dated January 17, 2013, and BlackRock’s other periodic reports, which are available on BlackRock’s web site at www.blackrock.com.

Table of Contents
Operating and Net Income/Diluted EPS, as adjusted Page 3
Operating Margin, as adjusted Page 4
Q4 2012 Mix by Product, Client Type, Style and Region Page 5
Global Equity Market  Indices Page 6
Year-over-Year: Q4 2012 vs. Q4 2011 Pages 7-12
Sequential Quarters: Q4 2012 vs. Q3 2012 Pages 13-18
Non-operating and Cash Flow Pages 19-21
Appendix Pages 22-28

$2.96
$3.00
$2.83
$3.06
$3.16
$3.10
$3.47
$3.96
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012

BLACKROCK

Record diluted EPS of $3.96, up 29% year over year and 14% sequentially
Operating and Net Income, as adjusted ($ in millions) Diluted Earnings Per Share, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix, notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
Operating Income Net Income
Full Year 2011 = $11.85
Full Year 2012 = $13.68
Full Year 2011
Operating Income = $3,392
Net Income = $2,239
Full Year 2012
Operating Income = $3,574
Net Income = $2,438

YTD 2012 = 40.4%
Q4 2012 operating margin improved to 42.6% and to 40.4% for full year 2012
Operating Margin, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix, notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
Full Year 2011 = 39.7%
BGI/BLK
Pro Forma
40.0%
38.6%
40.7%
42.6%
39.2%
40.1%
39.7%
37.4%
38.7%
38.2%
36.8%
39.3%
39.1%
2007 2008 2009 2009 2010 Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012

Q4 2012 Long-term Base Fees of $1.987 billion
Long-term Assets Under Management of $3.482 trillion at December 31, 2012
Q4 2012 mix by product, client type, style and region
Product Type Client Type
Style
Region
Alternatives
8%
Alternatives 3%
Multi-Asset 12%
Multi-Asset 8%
Fixed Income
25%
Fixed Income
36%
Equity
55%
Equity
53%
iShares
33%
iShares
22%
Retail
34%
Retail
12%
Institutional
33%
Institutional
66%
Base Fees AUM Base Fees AUM
Index
10%
Index
41%
iShares
33%
iShares
22%
Asia-Pacific
8%
Asia-Pacific
9%
EMEA
28%
EMEA
30%
Americas
64%
Americas
61%
Active
57%
Active
37%
Base Fees AUM Base Fees AUM

Major global equity markets indices
Index
Average Index Level Q4 2012 vs.
Q4 2011 Q3 2012 Q4 2012 Q4 2011 Q3 2012
Domestic
S&P 500 1,225 1,401 1,418 15.8% 1.2%
Global
MSCI Barra World Index 1,169 1,274 1,312 12.2% 3.0%
MSCI Europe Index 82 92 94 14.6% 2.2%
MSCI AC Asia Pacific Index 115 119 124 7.8% 4.2%
MSCI Emerging Markets Index 931 961 1,009 8.4% 5.0%
S&P Global Natural Resources 3,291 3,291 3,391 3.0% 3.0%

Year-over-year Q4 2012 vs. Q4 2011

Q4 2012 Compared to Q4 2011, as adjusted
Total EPS:
$3.96
Total EPS:
$3.06
Operating
EPS:
Operating
EPS:
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
$0.90
Increasing EPS Decreasing EPS
$4.07
$0.93
($0.03)
($0.50)
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
Q4 2011 EPS Operating EPS
Non-Operating EPS
Q4 2012 EPS
$3.14
($0.11)
($0.08)
Non-Operating: Non-Operating:
Record EPS up 29% year-over-year driven by strong operating results

Operating Income, as adjusted ($ in millions)

BlackRock

Year-over-year operating income reflected growth in markets and flows
Q4 2012 Compared to Q4 2011, as adjusted
Increasing Expense
$0
$200 million
$841
$1,041
$312
($112)
$600
$700
$800
$900
$1,000
$1,100
$1,200
Q4 2011 Revenue Expenses Q4 2012
Increasing Revenue
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.

Year-over-year revenue reflected market growth, net inflows and improved performance
Q4 2012 Compared to Q4 2011
$0
$312 million
Total Revenue
Q4 2011
$2.23 billion
Decreasing Revenue
Increasing Revenue
(1) Q4 2012 includes performance fees from a disposition-related opportunistic fund.
83%
7%
7%
1%
2%
Base Fees
Performance Fees
BRS and Advisory
Distribution Fees
Other Revenue
82%
9%
5%
1%
3%
Q4 2012
$2.54 billion
$2,000
$2,200
$2,400
$2,600
Q4 2011 Base Fees Performance
Fees(1)
Other Revenue Distribution
Fees
BRS & Advisory Q4 2012
$2,227
($9)
$218
$24
$92
($13)
$2,539

Q4 2012 Compared to Q4 2011
$0
$218 million
Decreasing Base Fees
Increasing Base Fees
15%
5%
3%
22%
23%
6%
12%
9%
5%
Active Fixed Income
iShares Fixed Income
Non-ETF Index Fixed Income
Active Equity
iShares Equity
Non
-
ETF Index Equity
Multi-Asset
Alternatives
Cash
15%
6%
3%
21%
25%
6%
11%
8%
5%
$1,863
$85
$39
$32
$22
$19
$10
$9
$3
($1)
$2,081
$1,800
$1,900
$2,000
$2,100
$2,200
Q4 2011 iShares Equity Active Fixed
Income
iShares
Fixed
Income
Non
-
ETF
Equity
Multi - Asset Non - ETF
Income
Cash Active Equity     Alternatives Q4 2012
Index Fixed

Year-over-year base fees reflected growth across most asset classes
Base fees
Index
Q4 2011
$1.86 billion
Q4 2012
$2.08 billion

Q4 2012
$1.50 billion
Year-over-year expenses reflected higher revenue-related expenses and brand costs
Increasing Expenses Decreasing Expenses
Expenses, as adjusted, by Category
Q4 2012 Compared to Q4 2011, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Q4 2011
$1.39 billion
$112 million
56%
6%
1%
9%
25%
3%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expenses
General & Administration
Amortization of Intangibles
56%
5%
1%
10%
25%
3%
$0
$1,300
$1,400
$1,500
$1,600
Q4 2011 Amort.- Deferred
Commissions
Distribution &
Servicing
Amort.-
Intangibles
Direct Fund
Expenses
G&A Compensation &
Benefits
Q4 2012
$1,498
$1,386
$69
$30
$23
$1
($5)
($6)

Sequential Quarters Q4 2012 vs. Q3 2012

Sequential EPS up 14%
Increasing EPS
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Q4 2012 Compared to Q3 2012, as adjusted
Operating
EPS:
Total EPS:
$3.47
Total EPS:
$3.96
Operating
EPS:
Non-Operating:
$0.05
$0.49
Non-Operating:
($0.11)
Decreasing EPS
$3.42
$4.07
($0.16)
$0.65
($0.50)
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
Q3 2012 Operating EPS Non-Operating EPS Q4 2012

$219
($54)
$1,041
$876
$1,100
$1,000
$900
$800
$700
$0
Operating Income, as adjusted ($ in millions)
Q3 2012
Revenue
Expenses
Q4 2012

BLACKROCK

Q4 2012 operating income reflected seasonal performance fees and positive flows
Q4 2012 Compared to Q3 2012, as adjusted
$165 million
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Increasing Revenue
Increasing Expense

Sequential revenue driven by higher seasonal performance fees and growth in base fees
$219 million
$0
Q4 2012 Compared to Q3 2012
Increasing Revenue
Total Revenue
Q3 2012
$2.32 billion
(1) Q4 2012 includes performance fees from a disposition-related opportunistic fund.
Decreasing Revenue
Q4 2012
$2.54 billion
$2,320
$8
$136
$24
$57
($6)
$2,539
$2,000
$2,200
$2,400
$2,600
Q3 2012 Performance
Fees(1)
Base Fees Other Revenue BRS & Advisory Distribution Fees Q4 2012
Base Fees
Performance Fees
BRS and Advisory
Distribution Fees
Other Revenue
87%
4%
6%
1%
2%
82%
9%
5%
1%
3%

Q4 2012
$2.08 billion
Sequential base fees reflected growth across most asset classes
$57 million
Base Fees
Q4 2012 Compared to Q3 2012
Q3 2012
$2.02 billion
Increasing Base Fees
Decreasing Base Fees
$0
$2,000
$2,100
Q3 2012 iShares
Equity
Active Fixed
Income
Active Equity  Cash iShares
Fixed Income
Alternatives Non-ETF
Index Equity
Q4 2012
15%
6%
3%
21%
24%
7%
12%
8%
4%
Active Fixed Income
iShares Fixed Income
Non-ETF Index Fixed Income
Active Equity
iShares Equity
Non-ETF Index Equity
Multi-Asset
Alternatives
Cash
15%
6%
3%
21%
25%
6%
11%
8%
5%
$2,024
$29
$16
$9
$4
$4
$3
($3)
($5)
$2,081
Non-ETF
Index Fixed
Income

Operating Expenses, as adjusted
($ in millions)

BLACKROCK

(1) Amounts exclude fund launch costs incurred in third quarter 2012, which are presented separately above.
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Q4 2012
$1.50 billion
Sequential expenses reflected growth in revenue-related expenses and brand costs
Increasing Expenses Decreasing Expenses
$0
Expenses, as adjusted, by Category
Q4 2012 Compared to Q3 2012, as adjusted
$54 million
Q3 2012
$1.44 billion
$1,444
$1,498
$58
$26
$7
$1
($1)
($12)
($25)
$1,300
$1,400
$1,500
$1,600
Q3 2012 Fund Launch
Costs
Distribution
& Servicing
Amort. - Deferred
commissions
Amort. -
Intangibles
Direct Fund
expenses
Compensation
& Benefits(1)
G&A(1) Q4 2012
56%
7%
1%
10%
23%
3%
56%
5%
1%
10%
25%
3%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expenses
General & Administration
Amort. of Intangible Assets

Non-operating and cash flow

Non-Operating Income (Expense), as adjusted
($ in millions)

BLACKROCK

Q4 2012 non-operating expense
($1)
$15
$5
$3
($1)
($48)
($60)
($50)
($40)
($30)
($20)
($10)
$0
$10
$20
$30
Private Equity Real Estate Distressed Credit/
Mortgage Funds
Hedge Funds/
Funds of Hedge
Funds
Other Investments Net Interest
Expense
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Q4 2012 ($27) million Non-Operating Expense by Category, as adjusted
Investment Losses / Net Interest Expense
Investment Gains
$21 million Net Investment Gain

Dividends declared (whole dollars)

Operating cash flows ($ in billions)

BLACKROCK

Operating cash flow and payout ratio
Notes:
(A) Payout ratio = (dividends  declared + share repurchases) / GAAP net income.
Includes $2.5 bn June
2011 buyback of 13.6
million shares
Payout Ratio
Operating cash flow
GAAP as adjusted
For further information and reconciliation between GAAP and as adjusted, see the previously filed
Form 10-Ks, Form 10-Qs and 8-Ks and the appendix to this earnings release supplement.
Includes $1.0 bn May
2012 buyback of 6.4
million shares
$6.00
$5.50
$4.00
$3.12 $3.12
$2.68
$1.68
104%
157%
44%
48%
53%
56%
50%
2012 2011 2010 2009 2008 2007 2006
Dividend Payout Ratio (A)
2/17/06
Dividend Change
Declared:
2/27/07 2/15/08 N/A 2/25/10 2/24/11
2/23/12
$0.7 $0.7
$0.6
$1.9
$1.4
$2.5
$2.8
$2.3
$0.9
$1.5
$1.2
$2.6 $2.6
$3.0
2006 2007 2008 2009 2010 2011 2012

Appendix

Q4 2012 long-term AUM up 11% from Q4 2011
Q4 2012 Compared to Q4 2011
Long-term AUM
Q4 2011
$3.138 trillion
Q4 2012
$3.482 trillion
$0
Increasing AUM
Decreasing AUM
$344 billion
(1) 2012 net new business excludes the effect of two single low-fee institutional index fixed income outflows of $36.0 billion and $74.2 billion, which are shown separately above.
28%
13%
9%
15%
5%
20%
7%
3%
Index EQ
iShares EQ
Active EQ
Index FI
iShares FI
Active FI
Multi Asset
Alternatives
29%
15%
8%
12%
6%
19%
8%
3%
$3,200
$3,400
$3,600
Q4 2011
Net New
Business(1)
Client
Redemptions(1)
Acquisitions
Market FX
Q4 2012
$3,482 $12
$320
$14
($110)
$108
$3,138

Q3 2012
$3.378 trillion
Q4 2012 long-term AUM up 3% from Q3 2012
Q4 2012 Compared to Q3 2012
$0
$104 billion
Long-term AUM
Decreasing AUM Increasing AUM
Q4 2012
$3.482 trillion
29%
15%
8%
12%
6%
19%
8%
3%
Index EQ
iShares EQ
Active EQ
Index FI
iShares FI
Active FI
Multi Asset
Alternatives
29%
15%
8%
12%
6%
19%
8%
3%
$3,400
$3,500
Q3 2012 Net New Business Market FX Q4 2012
$3,482
($5)
$62
$47
$3,378

Quarterly operating income – GAAP and as adjusted
GAAP as adjusted
Operating Income ($ in millions) Non-GAAP Adjustments ($ in millions)
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
$819
$883
$849
$841
$825
$832
$876
$1,041
$798
$866
$777
$808
$815
$829
$875
$1,005
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
$21
$17
$72
$33
$10
$3
$1
$36
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Non-GAAP adjustments include contribution to short-term investment funds (“STIFs”), PNC LTIP funding obligation,
Merrill Lynch compensation contribution, U.K. lease exit costs, restructuring charges, and compensation related to appreciation (depreciation) on certain deferred compensation plans

Net Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Quarterly net income – GAAP and as adjusted
Non-GAAP adjustments include contribution to STIFs, PNC LTIP funding obligation, Merrill Lynch compensation contribution, U.K. lease exit costs, restructuring charges, income tax law changes and a state tax election
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
$582
$578
$521
$558
$575
$558
$610
$695
$568
$619
$595
$555
$572
$554
$642
$690
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
$14
($41)
($74)
$3
$3
$4
($32)
$5
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
GAAP as adjusted

Quarterly non-operating income – GAAP and as adjusted
GAAP as adjusted
Non-GAAP adjustments include net income (loss) attributable to non-controlling interests and compensation expense related to (appreciation) depreciation on certain deferred compensation plans
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
Q2
2012
Q3
2012
Q4
2012
($1)
($3)
$33
($28)
($8)
($3)
($17)
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
$40
$15
($24)
$7
$23
($40)
$30
($67)
$14
($27)
($79)
($21)
$15
($43)
$13
($27)
Non-GAAP Adjustments ($ in millions)
Non-Operating Income (Expense) ($ in millions)

Cash Flow GAAP and As Adjusted
Cash Flow GAAP and As Adjusted
(in millions)
2006 2007 2008 2009 2010 2011 2012
Operating Cash Flows
Operating Cash flows, GAAP
basis $721 $587 $1,916 $1,399 $2,488 $2,826 $2,300
Less: Non-GAAP adjustments (1) 21 (337) 413 168 (77) 178 (700)
Operating Cash flows, as
Adjusted $700 $924 $1,503 $1,231 $2,565 $2,648 $3,000
Investing Cash Flows
Investing Cash flows, GAAP
basis $3 ($1,068) ($394) ($5,519) ($627) ($204) ($300)
Less: Non-GAAP adjustments (1) 2 (201) (9) 31 (52) 24 100
Investing Cash flows, as
Adjusted $1 ($867) ($385) ($5,550) ($575) ($228) ($400)
Financing Cash Flows
Financing Cash flows, GAAP
basis ($85) $959 ($887) $6,749 ($3,170) ($2,485) ($1,000)
Less: Non-GAAP adjustments (1) 68 514 (410) (185) 110 (71) 600
Financing Cash flows, as
Adjusted ($153) $445 ($477) $6,934 ($3,280) ($2,414) ($1,600)
(1) Non-GAAP adjustments include the impact on cash flows of consolidated sponsored investment funds and consolidated VIEs.